The PNC Financial Services Group, Inc. Barclays Global Financial Services Conference September 10, 2012 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents.  We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment
No. 1 thereto, and 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and
Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings.  We have included web addresses in this presentation as inactive textual references only.  Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  Forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, legal, regulatory and OREO costs, and integration costs.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense) and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). We believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. And we believe that tangible book value per share, a non-
GAAP measure, is useful as a tool to help to better evaluate growth of the company’s business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.  We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only.  These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

DRAFT

Navigating The Current Environment
Revenue
growth
Mortgage-
related issues
Manage risks and
capital
Global
economy
Control costs while
investing for growth
Regulatory
change
Grow customers and
quality revenues
Industry challenges
PNC’s priorities

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PNC

DRAFT

Launching New Products That Enhance Customer
Experience
Investing in technology across all
customer segments
Product innovation driving customer
growth
PNC’s customer service differentiation:
– Information organized based on
how customers think
– Integrated experience
Giving customers choice
Driven by product innovation Future service delivery model
SM

(millions)
Checking relationships grew 8% CAGR for the last two years

(New clients)
New primary client growth of 10% for the last full year

(New clients)
New primary clients grew 36% CAGR for the last two years

PNC

DRAFT
Growing Customers – Long-Term Revenue Potential
Retail Banking
Corporate Banking new
primary clients
Total checking relationships
Asset Management Group
New primary clients
(for the period indicated) (for the period indicated) (at period end)
5.4
5.6
6.3
2Q10 2Q11 2Q12
1,012
1,165
492
FY10 FY11 1H12
467
696
866
1H10 1H11 1H12
(1) Total checking relationships refers to consumer and small business accounts including 460,000 relationships acquired from RBC Bank
(USA) in March 2012, 9,000 relationships acquired from the Flagstar branch acquisition in December 2011, and 32,000 relationships acquired from the BankAtlantic branch acquisition in June 2011. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) Asset Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more.
Corporate & Institutional Banking
1
2
3

DRAFT

Our Sales Momentum is Strong
Total Corporate Banking and AMG sales Total Corporate Banking and AMG cross-sell
Actual Annualized
Actual Annualized
3-year CAGR
Northeast 5%
Midwest 17%
AMG refers to Asset Management Group. (1) Annualized.
3-year CAGR
Northeast 2%
Midwest 20%
1
1
$0
$100
$200
$300
$400
$500
$600
2009 2010 2011 2012
Northeast Midwest
$50
$100
$150
$200
$250
$300
2009 2010 2011 2012
Northeast Midwest
$0

DRAFT

Philadelphia
3
AMG refers to Asset Management Group. (1) 2010 vs. 2012 annualized total market sales. (2) RBC markets defined as Eastern Carolina,
Western Carolina, Greater Georgia, Northern Alabama and Gulf Coast. AMG sales not yet significant to RBC markets as we are in the build-out phase. (3) For the first half 2012. (4) 12-month annualized sales calculated based on April-July 2012 sales. (5) 12-month annualized.
Expanding the Successful PNC Model in
Underpenetrated Markets
Philadelphia
1
Chicago
1
$xx
$105
$121
$40
$65
AMG sales Corporate Banking sales
RBC markets
2
Chicago
3
Total Corporate Banking and AMG sales
Corporate Banking cross-sell sales by type
YTD12
$42
RBC markets
2
Apr-Jul
2012
2010 2012
5
2010
2012
5
2012
4
43%
49%
71%
57%
51%
29%
Non-Credit Sales Credit Sales
1
2 3
1
3
2

DRAFT

Key Retail Revenue Strategies
Overall revenue strategies
Opportunities to reduce cost to serve in
existing traditional branch network
Optimize branches and increase
customer loyalty
Examples – Pittsburgh, Cleveland
markets
Grow select customer segments
Broaden revenue opportunities by expanding our share of customers’ wallets
Rethink our delivery network by creating a customer experience that improves customer loyalty and our business margins
Secular trends in targeted segments
provide opportunity to grow using fewer
branches and more technology
Invest in multi-channel experiences
Applies in growth markets; such as:
Traditional branch network
Fewer branches/more technology
– Migrate branch transactions to
image-enabled ATMs
– Mobile deposit
– PNC advantages – brand, non-branch
sales, differentiated offers
– Southeast, e.g. Atlanta
– Midwest, e.g. Chicago

DRAFT

Improving Customer Experience, Loyalty and Margins
ATM channel migration strategy PNC’s customers changing preferences
Withdrawals Deposits
Check
cashing
40%
potential
20%
potential
Transaction behavior mix
1
Cost per transaction
High online
13%
0
2
4
6
8
10
12
Teller ATM
Traditional
Branch
20% Virtual
21%
Multi-
channel
46%
$3.97
$0.59
$0.56
$0.10
Branch
ATM
Online/ Mobile
Call center - Interactive
voice response
Consumer
(1) Percentages reflect the proportion of PNC customers considered to be traditional branch, virtual, high online usage or multi-channel customers based upon channel utilized for transactions. Transactions refer to service transactions which include deposits, withdrawals and payments. Traditional branch customer is a customer who conducts greater than 80% of monthly transactions in a branch. Virtual customer is a customer who conducts the majority of monthly transactions at non-branch channels (i.e., ATM, Online, Call Center, Mobile). High online usage customer is a customer with 10 or more monthly of the following: online sessions, transfers, online bill pays and two or fewer branch transactions. Multi-channel customer is a customer who uses all the channels including branch but is not dominant in any. (2)
Monthly transactions reflect the monthly average for transactions conducted from October 2010-November 2011.

DRAFT

Revenue Potential Should Exceed Decline in Purchase
Accounting Accretion
Total revenue in 2013 expected
to increase when compared to
2012
Core NII
2
and noninterest income
growth expected to exceed the
purchase accounting decline of
approximately $400 million
Purchase accounting accretion decline 2013 highlights
(1) Refer to Cautionary Statement in the Appendix, including assumptions. (2) Core NII is total net interest income less purchase accounting accretion.
$400
$200
$100
$0
$100
$200
$300
$400
$500
2013 2014 2015 2016
Expected year over year decline in
purchase accounting accretion
PAA decline in 2014 is less than 1.5% of total
revenue and declining going
forward
1
1
$150

DRAFT

Disciplined Expense Management While Investing For
Growth
Highlights Noninterest expense overview
Continuous improvement:
Select costs
All other noninterest expense
RBC Bank (USA) operating costs
2012 continuous
improvement initiatives
target of $400 million
4
has
resulted in a financial
impact of $186 million in
1H12
Continuous improvement
cost saves expected to
provide capacity for over
90% of 2012 investments
Goal of CIP is to provide
the capacity to invest in
future growth
RBC Bank (USA)
integration cost saves of
$150 million remain on
track
Components of
Noninterest Expense
1
1
1H11 1H12
Legal/mortgage
foreclosure-related/
OREO costs³
2% 6%
Integration costs 0% 4%
TPS redemption
charges
0% 2%
% of noninterest
expense 2% 12%
$4.2
$5.1
All other noninterest
expense relatively flat
1H11 1H12
2
$4.2
$4.3
(1) Further information is provided in the Appendix. (2) Select costs include legal/mortgage foreclosure/OREO costs, integration costs and trust preferred securities redemption charges. (3) Legal represents accruals for legal contingencies and mortgage foreclosure represents costs to comply with regulatory consent decrees. OREO costs consist of gains/losses on sale of OREO assets, write-downs on the assets and operating expenses. (4) Continuous improvement initiatives related to legacy PNC’s operational and business efficiency initiatives with an estimated 2012 impact of $400 million, which is part of the total CIP 2012 goal of $550 million.

DRAFT

Effectively Managing Credit Risk
2Q12 credit risk metrics
PNC Peers
Strong credit performance
0.71%
1.03%
PNC Peers
1.92%
3.26%
PNC Peers
1.39%
2.09%
PNC Peers
2.30%
2.26%
3.06%
4
Net charge-offs
to average loans
Nonperforming assets
2
to
total assets
Nonperforming loans
2
to
total loans
Loan loss reserves
3
to
total loans
(1) Reflects company data for 2Q12 as of quarter-end except net charge-offs, which are for the quarter and annualized, and average loans, which are for the quarter. Peer source: SNL database. Peers reflects the average of the peers listed in the Appendix. (2) Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale, loans accounted for under the fair value option and purchased impaired loans. (3) The allowance for loan and leases losses includes impairment reserves attributable to purchased impaired loans. (4) 2Q12 reserves/loans for PNC would have been 3.06% if both reserves and loans had been adjusted to include the remaining marks on purchased impaired loans.  Further information is provided in the Appendix. Other peers have made acquisitions and have marks on purchased impaired loans; however, no adjustments have been made for those peers.
1

DRAFT

Reserves for Residential Mortgage Repurchase Demands
1
Reflect Expected Lifetime Losses
Elevated levels of residential mortgage
repurchase demands and the change in
behaviors of the GSE’s are issues impacting
the entire industry
PNC added provision of approximately $438
million to residential mortgage repurchase
reserves in 2Q12 based on expected lifetime
losses of $1.7 billion
1,3
which includes $1.2
billion of losses incurred to date
Relative to the companies listed in the table,
PNC’s reserve levels to outstanding demands
and loss coverage ratio are strong
Highlights
Reserves to outstanding demands
USB 132%
WFC
100
JPM
94
PNC
92
FITB
78
BAC 70
STI
67
Five Quarter Average Loss coverage ratio
BAC 14.3x
JPM
9.9
PNC
9.4
C
8.2
USB 6.7
WFC
5.3
STI
3.7
FITB
3.6
2
2
(1) Does not include home equity loans for PNC. (2) Reserves refer to reserves for indemnification and repurchase liability for asserted and unasserted claims with respect to residential mortgages sold. Source: company reports. As of June 30, 2012. (3) Barring significant changes in the future behaviors and demand patterns of investors/guarantors or other unforeseen circumstances, we believe we are appropriately reserved against future demands with respect to the sold residential mortgage portfolio at June 30, 2012. Members of our peer group for which these categories of information was publicly available, plus Citigroup, are presented.

DRAFT

Strong Capital and Liquidity Position
(1) Regulatory requirements are inclusive of the capital conservation buffer and subject to further regulatory guidance and clarity on Basel
NPRs. (2) Based on Basel III NPRs and including application of Basel II (as modified by NPRs) and Basel II.5 rules. (3) Parent company liquidity coverage defined as liquid assets divided by funding obligations within a two year period.
2Q12 highlights
Basel I Tier 1 common ratio of 9.3% at June
30, 2012
Capital priorities:
– Build capital to support client growth and
business investment
– Maintain appropriate capital in light of
economic uncertainty
– Return excess capital to shareholders
Basel III Tier 1 common ratio goal of 8.0-8.5%
by year-end 2013 without benefit of phase-ins²
Strong liquidity position
– Loans to deposits ratio of 87%
– Parent company two year liquidity
coverage³
of 117%
Basel III Tier 1 common ratio
Basel III requirements
8.0% - 8.5%
2013 Goal
Basel III
3.5%
4.0%
4.5%
5.1%
5.8%
6.4%
7.0%
2013 2014 2015 2016 2017 2018 2019
1
– Improved capital treatment expected on
sub-investment grade securities

DRAFT

Executing Our Business Model has Delivered Value
CMA
BAC
FITB
STI
RF
KEY
$17.58
$45.19
PNC
Staying core funded and
disciplined in our deposit
pricing
Committed to our
moderate risk philosophy
Leveraging customer
relationships and our
strong brand to grow high
quality, diverse revenue
streams
Focused on creating
positive operating leverage
while investing in
innovation
Remaining disciplined with
our capital
Executing on our strategies
PNC’s successful business model Annualized dividend yield
% change 12/31/2007 to 6/30/2012
As of 8/31/2012
12/31/07
6/30/12
157%
112%
94%
59%
45%
28%
25%
-1%
-2%
-3%
-12%
-39%
-42%
PNC
WFC
USB
JPM
MTB
COF
BBT
3.2%
3.2%
2.6%
2.6%
2.5%
2.4%
2.3%
2.1%
2.0%
0.8%
0.6%
0.5%
0.4%
MTB
JPM
WFC
PNC
BBT
KEY
USB
FITB
CMA
STI
RF
BAC
COF
2
1
Tangible book value per share
Peer Source: SNL DataSource. (1) Tangible book value per share calculated as book value per share less goodwill and certain other intangible assets. Further information is provided in the Appendix. (2) Dividend yield calculated as the annualized dividend divided by the closing stock price.

DRAFT

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,”
“look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.  Forward-
looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made.  We do not assume any duty and do not undertake to update forward-looking statements.  Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o
Changes in interest rates and valuations in debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o
The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S.
government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o
Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o
Slowing or failure of the current moderate economic expansion.
o
Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting.  These statements are based on our current view that the moderate economic expansion will persist in 2012 and interest rates will remain very low.

DRAFT

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
• Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities.  Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
o
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street
Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
• Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
• Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
• Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
o
Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o
Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets.  Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank
(USA) could impact the timing or realization of anticipated benefits to PNC.
o
Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses.  PNC’s ability to integrate RBC
Bank (USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

DRAFT

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction.  Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape.  Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and first and second quarter 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and
Commitments and Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings.
Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

DRAFT

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data
Dec. 31, 2007 Jun. 30, 2012 % Change
Common shareholders' equity $14,847 $33,884
Common shares outstanding 341              529
Book value per common share $43.60 $64.00
47%
Goodwill and other intangible assets other than servicing rights $8,853 $9,981
Common shareholders' equity less intangible assets $5,994 $23,903
Common shares outstanding 341              529
Tangible book value per common share $17.58 $45.19
157%
As of
As of
In millions
June 30, 2012
Allowance for loan and lease losses $4,156
Remaining mark on purchased impaired loans $1,400
Allowance for loan and lease losses, adjusted to include remaining mark $5,556
Loans, as reported $180,425
Loans, adjusted to include remaining mark on purchased impaired loans $181,825
Allowance for loan and lease losses to loans 2.30%
Allowance for loan and lease losses plus remaining mark to loans plus remaining mark 3.06%
In millions Jun. 30, 2012 Jun. 30, 2011 % Change
Total revenue, as reported 7,355            7,233            2%
Provision for residential mortgage repurchase obligation 470               35
Total revenue, as adjusted $7,825 $7,268 8%
For the six months ended

DRAFT

Non-GAAP to GAAP Reconcilement
Appendix
In millions Jun. 30, 2012 Jun. 30, 2011
   Legal/regulatory/OREO costs 283               74
   Integration costs 197               6
   TPS redemption-related charges 130               -
   RBC Bank (USA) operating costs 189               -
   All other 4,304            4,166
Total noninterest expense $5,103 $4,246
For the six months ended

DRAFT

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
Ticker